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                                                                   Exhibit 99(c)

                        NON-NEGOTIABLE PROMISSORY NOTE

                                                  $2,200,000.00     July 1, 1996

     FOR VALUE RECEIVED, Gamblers Supply Management Company, a South Dakota corporation ("Maker"), promises to pay to JOHN E. NIX, an individual resident in South Dakota ("Payee"), in lawful money of the United States of America, the principal sum of Two Million Two Hundred Thousand Dollars ($2,200,000.00), together with interest on the unpaid principal balance at an annual rate equal to eight percent (8%), in the manner provided below. Interest shall be calculated on the basis of a year of 365 days, and charged for the actual number of days elapsed.

     This Note has been executed and delivered pursuant to and in accordance with the terms and conditions of the Stock Purchase Agreement, dated June 30, 1996, by and between Maker, Payee and Sodak Gaming, Inc., (the "Agreement"), and is subject to the terms and conditions of the Agreement, which are, by this reference, incorporated herein and made a part hereof. Capitalized terms used in this Note without definition shall have the respective meanings set forth in the Agreement.

1.   PAYMENTS

1.1  PRINCIPAL AND INTEREST

The principal amount of this Note, including interest, shall be due and payable in thirty-six (36) equal consecutive monthly installments commencing on August 1, 1996, and on the first day of each month thereafter until paid in full.

1.2  MANNER OF PAYMENT

All payments of principal and interest on this Note shall be made by electronic fund transfer in a method and location designated in writing by Payee to Payor. If any payment of principal or interest on this Note is due on a day which is not a Business Day, such payment shall be due on the next succeeding Business Day. "Business Day" means any day other than a Saturday, Sunday or legal holiday in the State of South Dakota.

1.3  PREPAYMENT

Maker may, without premium or penalty, at any time and from time to time, prepay all or any portion of the outstanding principal balance due under this Note, provided that each such prepayment is accompanied by accrued interest on the amount of principal prepaid calculated to the date of such prepayment. Any partial payments shall be applied to installments of principal in inverse order of their maturity.
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1.4  RIGHT OF SET-OFF

Maker shall have the right to withhold and set-off against any amount due hereunder the amount of any claim for indemnification or payment of damages to which Maker may be entitled under the Agreement, as provided in Section 9.4 thereof.


2.   DEFAULTS

2.1  EVENTS OF DEFAULT

The occurrence of any one or more of the following events with respect to Maker shall constitute an event of default hereunder ("Event of Default"):

     (a) If Maker shall fail to pay when due any payment of principal or interest on this Note and such failure continues for fifteen (15) days after Payee notifies Maker therein in writing; provided, however, that the exercise by Maker in good faith of its right of set-off pursuant to Section 1.4 above, whether or not ultimately determined to be justified, shall not constitute an Event of Default.

     (b) If, pursuant to or within the meaning of the United States Bankruptcy Code or any other federal or state law relating to insolvency or relief of debtors (a "Bankruptcy Law"), Maker shall (i) commence a voluntary case or proceeding; (ii) consent to the entry of an order for relief against it in an involuntary case; (iii) consent to the appointment of a trustee, receiver, assignee, liquidator or similar official; (iv) make an assignment for the benefit of its creditors; or (v) admit in writing its inability to pay its debts as they become due.

     (c) If a court of competent jurisdiction enters an order or decree under any Bankruptcy Law that (i) is for relief against Maker in an involuntary case;
(ii) appoints a trustee, receiver, assignee, liquidator or similar official for Maker or substantially all of Maker's properties, or (iii) order the liquidation of Maker, and in each case the order or decree is not dismissed within one hundred twenty (120) days.

2.2  NOTICE BY MAKER

Maker shall notify Payee in writing within five (5) days after the occurrence of an Event of Default pursuant Section 2.1(b) or 2.1(c) above of which Maker acquires knowledge.

2.3  REMEDIES

Upon the occurrence of an Event of Default hereunder (unless all Events of Default have been cured or waived by Payee), Payee may, at its option, (i) by written notice to Maker, declare the entire unpaid principal balance of this Note, together with all accrued interest thereon, immediately due and payable regardless of any prior forbearance, and (ii) exercise any and all rights and remedies available to it under applicable law, including, without limitation, the right to collect from Maker all sums due under this Note. Maker shall pay all reasonable costs and expenses incurred by or on behalf of Payee
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in connection with Payee's exercise of any or all of its rights and remedies under this Note, including, without limitation, reasonable attorneys' fees.


3.   MISCELLANEOUS

3.1  WAIVER

The rights and remedies of Payee under this Note shall be cumulative and not alternative. No waiver by Payee of any right or remedy under this Note shall be effective unless in a writing signed by Payee. Neither the failure nor any delay in exercising any right, power or privilege under this Note will operate as a waiver of such right, power or privilege and no single or partial exercise of any such right, power or privilege by Payee will preclude any other or further exercise of such right, power or privilege or the exercise of any other right, power or privilege. To the maximum extent permitted by applicable law, (a) no claim or right of Payee arising out of this Note can be discharged by Payee, in whole or in part, by a waiver or renunciation of the claim or right unless in a writing, signed by Payee; (b) no waiver that may be given by Payee will be applicable except in the specific instance for which it is given; and (c) no notice to or demand on Maker will be deemed to be a waiver of any obligation of Maker or of the right of Payee to take further action without notice or demand as provided in this Note. Maker hereby waives presentment, demand, protest and notice of dishonor and protest.

3.2  NOTICES

Any notice required or permitted to be given hereunder shall be given in accordance with Section 9.3 of the Agreement.

3.3  SEVERABILITY

If any provision in this Note is held invalid or unenforceable by any court of competent jurisdiction, the other provisions of this Note will remain in full force and effect. Any provisions of this Note held invalid or unenforceable only in part or degree will remain in full force and effect to the extent not held invalid or unenforceable. Capitalized terms used by not defined herein have the meaning given to them in the Agreement.

3.4  GOVERNING LAW

This Note will be governed by the laws of the State of South Dakota without regard to conflicts of laws principles.

3.5  PARTIES IN INTEREST

This Note shall bind Maker and its successors and assigns. This Note shall not be assigned or transferred by Payee without the express prior written consent of Maker, except by will or, in default thereof, by operation of law, which express written consent shall not be unreasonably withheld.
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     IN WITNESS WHEREOF, Maker has executed and delivered this Note as of the date first stated above.

     Parties hereto agree that execution of a facsimile of this Note shall have the same force and effect as an executed original and shall be binding upon the parties hereto.

                                       GAMBLERS SUPPLY MANAGEMENT COMPANY

                                            /s/ Roland Gentner
                                       By:  ____________________________________
                                            Secretary and Treasurer
                                       Its: ____________________________________



     In accordance with, and as required by the terms and conditions of Section 1.3(b)(iii) of the Agreement, Sodak Gaming, Inc., a corporation duly organized and existing under the laws of South Dakota, unconditionally guarantees payment to Payee of all liabilities and indebtedness of the Maker under the terms and conditions of the Promissory Note, whether at maturity, by acceleration or otherwise, and in the case of any extension of time payment in whole or in part, all sums shall be paid when due according to such extension.

     Notwithstanding the foregoing, upon the Event of Default as defined in
Section 2.1 of the Non-Negotiable Promissory Note, Payee shall notify Sodak Gaming, Inc. in writing of the occurrence of any Event of Default and the Maker's failure to cure said default; If Sodak Gaming, Inc. cures the Event of Default within twenty-one (21) days of receipt from Payee of notice of the Event of Default and the failure of Maker to cure under 2.1 shall be deemed cured and Payee shall have no remedies under 2.3.

                                       SODAK GAMING, INC.

                                            /s/ Roland Gentner
                                       By:  ___________________________________
                                            President and COO
                                       Its: ___________________________________